20. CONTRACTUAL RESOLUTION OF REAL ESTATE ASSET	12 Months Ended
Dec. 31, 2019
Contractual Resolution Of Real Estate Asset
CONTRACTUAL RESOLUTION OF REAL ESTATE ASSET

With regard to the real estate asset to be constructed, acquired by Edenor in November 2015, the subsequent termination of the agreement due to RDSA’s default in August 2018, and the respective legal actions brought by Edenor against the seller and the insurance company. On September 30, 2019, Edenor entered into a settlement agreement pursuant to which Edenor receives from the insurer as sole, full and final compensation of U$S 15 million and the assignment in its favor of the insurer’s right to subrogate to the insured’s rights for the amount paid against the policyholder (RDSA).

As of December 31, 2019, Edenor has collected of U$S 14 million. The remaining balance will be collected in 6 quarterly installments, the first of them on April 21, 2020.

Furthermore, the claim duly filed by Edenor with the Arbitral Tribunal of the BCBA against RDSA in order to obtain the refund of price paid for the undelivered real property was suspended so that the claim can be allowed in RDSA’s insolvency proceedings, such claim was allowed by the court hearing the case for the sum of U$S 35 million. Additionally, a review incident was initiated for the amount that was declared inadmissible in the verifying resolution, for an additional amount of $ 895.7 million.